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                                                              EXHIBIT I

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Chatterjee Fund Management, L.P. (the "Company"), a Delaware limited partnership, hereby makes, constitutes and appoints PETER A. HURWITZ as the Company's agent and attorney in fact for the purpose of executing on behalf of the Company, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement relating to the acquisition, ownership, management or disposition of securities or other investments, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Act") and the rules and regulations promulgated thereunder, including: (1) all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to Section 13(d) or Section 16(a) of the Act including, without limitation: (a) any acquisition statements on Schedule 13D or
Schedule 13G and any amendments thereto, (b) any joint filing agreements pursuant to Rule 13d-1(f) and (c) any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5 and
(2) any information statements on Form 13F required to be filed with the SEC pursuant to Section 13(f) of the Act.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by the Company.

IN WITNESS WHEREOF, the Company has executed this instrument this 25th day of October, 1996.


                                               CHATTERJEE FUND MANAGEMENT, L.P.



                                               By: /s/ Purnendu Chatterjee
                                                  Name: Purnendu Chatterjee
                                                  Title: General Partner